Exhibit 99.2

DWAC REQUEST — DTC Participant #

Date:

Agent: Continental Stock Transfer

ATTN: Joel Kass

Email: jkass@continentalstock.com Fax: 212-616-7617

Phone: 212-845-3230

Please accept the three DWACs that will be initiating Security : SPAC ACQUISITION CORP

TYPE	CUSIP	DWAC	QUANTITY
UNIT		WITHDRAWAL
COMMON		DEPOSIT
WARRANT		DEPOSIT

Please contact NAME with any further questions.

Regards,